UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2018 (May 30, 2018)

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36‑4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050
Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

Effective May 30, 2018, VASCO Data Security International, Inc. (the “Company”) has changed its name to OneSpan Inc. The name change was made pursuant to Section 242 of the Delaware General Corporation Law by amending the Company’s Certificate of Incorporation to change our corporate name to OneSpan Inc. A copy of the Certificate of Amendment to the Certificate of Incorporation of the Company is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events

On May 30, 2018, the Company issued a press release regarding the corporate name change described under Item 5.03 above and the launch of a new product platform, the Trusted Identity Platform, and the first solution to be sold under the platform, Intelligent Adaptive Authentication. A copy of a press release announcing the same is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation
99.1	OneSpan Press Release dated May 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2018	OneSpan Inc.

/s/ Mark S. Hoyt
Mark S. Hoyt
Chief Financial Officer